EXHIBIT 99

FOR IMMEDIATE RELEASE

BALLSTON SPA BANCORP, INC. AND NBC BANCORP, INC.
RECEIVE SHAREHOLDER APPROVALS TO COMPLETE PENDING MERGER; ANNOUNCE ANTICIPATED CLOSING DATE

BALLSTON SPA, N.Y. AND COXSACKIE, N.Y.—March 23, 2026—Ballston Spa Bancorp, Inc. (OTCQX: BSPA), holding company for Ballston Spa National Bank (collectively “BSNB”), and NBC Bancorp, Inc. (OTCID: NCXS), holding company for The National Bank of Coxsackie (collectively “NBC”), today jointly announced that the pending strategic merger transaction received shareholder approval at each of BSNB’s and NBC’s special meeting of shareholders held on March 23, 2026.
As previously announced on September 24, 2025, NCXS and The National Bank of Coxsackie will merge with and into BSPA and Ballston Spa National Bank, with BSPA and Ballston Spa National Bank each surviving the merger.  At the effective time of the merger, each outstanding share of NBC common stock will be converted into the right to receive 0.8065 shares of BSNB such that BSNB shareholders will own approximately 66% of the combined company and NBC shareholders will own approximately 34%.
The Companies had also previously announced receipt of all requisite regulatory approvals to complete the merger of the holding companies and the merger of the subsidiary banks.
BSNB and NBC anticipate completing the merger on April 1, 2026, pending satisfaction of the remaining customary closing conditions set forth in the merger agreement between the companies.

Forward Looking Statements
This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about BSNB or NBC’s beliefs, plans, strategies, predictions, forecasts, objectives, intentions, assumptions or expectations are not historical facts and may be forward-looking. Forward-looking statements are often, but not always, identified by such words as "believe," "expect," "anticipate," "can," "could," "may," "predict," "potential," "intend," "outlook," "estimate," "forecast," "project," "should," "will," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which may change over time. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BSNB and NBC. Such statements are based upon the current beliefs and expectations of the management of BSNB and NBC and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite closing conditions for the proposed transaction might not be obtained; credit and interest rate risks associated with BSNB’s and NBC's respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which BSNB and NBC operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks.
Any forward-looking statement speaks only as of the date on which it is made, and BSNB and NBC undertake no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

Media contact or for more information:
Ballston Spa National Bank
Media:
Pamela J. Montpelier, Senior Vice President,
Growth and Experience Officer
(518) 363-8634
Pamela.Montpelier@bsnb.com
Investor Relations:
James Dodd, Executive Vice President, Chief Financial Officer
(518) 363-8651
James.Dodd@bsnb.com
National Bank of Coxsackie
Media:
Nicole Frisbee, Senior Vice President, Chief Administrative Officer
(518) 731-6161
nfrisbee@nbcoxsackie.com

Investor Relations:
Caitlin McCrea, Senior Vice President, Chief Financial Officer
(518) 731-6161
cmccrea@nbcoxsackie.com

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